EXECUTION

TAYLOR, BEAN & WHITAKER MORTGAGE CORP.,

as Servicer

and

Lehman Brothers Holdings Inc.,

as Seller

WELLS FARGO BANK, N.A.,

as Master Servicer and as Securities Administrator

and

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

_____________________________

TBW Mortgage Backed Trust Series 2006-3
Mortgage Backed Pass-Through Certificates, Series 2006-3

SECURITIZATION SERVICING AGREEMENT

Dated as of June 1, 2006
_____________________________

TABLE OF CONTENTS

Page

ARTICLE I.

DEFINITIONS

ARTICLE II.

SELLER’S ENGAGEMENT OF SERVICER TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01.

Contract for Servicing; Possession of Servicing Files.

12

Section 2.02.

Retention of Certain Documents.

12

Section 2.03.

Books and Records.

12

ARTICLE III.

SERVICING OF THE MORTGAGE LOANS

Section 3.01.

Servicer to Service.

13

Section 3.02.

Collection of Mortgage Loan Payments.

14

Section 3.03.

Realization Upon Defaulted Mortgage Loans.

15

Section 3.04.

Establishment of and Deposits to Custodial Account.

16

Section 3.05.

Permitted Withdrawals From Custodial Account.

17

Section 3.06.

Establishment of and Deposits to Escrow Account.

18

Section 3.07.

Permitted Withdrawals From Escrow Account.

19

Section 3.08.

Notification of Adjustments.

20

Section 3.09.

[Reserved.]

21

Section 3.10.

Payment of Taxes, Insurance and Other Charges.

21

Section 3.11.

Protection of Accounts.

21

Section 3.12.

Maintenance of Hazard Insurance.

22

Section 3.13.

Maintenance of Mortgage Impairment Insurance.

23

Section 3.14.

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

23

Section 3.15.

Maintenance of PMI and/or LPMI Policy; Claims.

24

Section 3.16.

Title, Management and Disposition of REO Property.

26

Section 3.17.

Real Estate Owned Reports.

28

Section 3.18.

Liquidation Reports.

28

Section 3.19.

Reports of Foreclosures and Abandonments of Mortgaged Property.

28

Section 3.20.

Prepayment Penalties.

28

Section 3.21.

Confidentiality/Protecting Customer Information.

29

Section 3.22.

Credit Reporting.

29

Section 3.23.

Notification of Maturity Date.

29

ARTICLE IV.

PAYMENTS TO MASTER SERVICER

Section 4.01.

Remittances.

29

Section 4.02.

Statements to Master Servicer.

30

Section 4.03.

Monthly Advances by Servicer.

32

Section 4.04.

Due Dates Other Than the First of the Month.

33

ARTICLE V.

SERVICING PROCEDURES

Section 5.01.

Transfers of Mortgaged Property.

33

Section 5.02.

Satisfaction of Mortgages and Release of Mortgage Files.

34

Section 5.03.

Servicing Compensation.

35

Section 5.04.

Servicer Compliance Statement..

35

Section 5.05.

Report on Assessment of Compliance and Attestation.

35

Section 5.06.

Inspection.

36

ARTICLE VI.

REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Section 6.01.

Representations, Warranties and Agreements of the Servicer.

37

Section 6.02.

Remedies for Breach of Representations and Warranties of the Servicer.

39

Section 6.03.

Additional Indemnification by the Servicer.

40

Section 6.04.

Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

42

Section 6.05.

Reporting Requirements of the Commission and Indemnification.

43

ARTICLE VII.

THE SERVICER

Section 7.01.

Merger or Consolidation of the Servicer.

44

Section 7.02.

Limitation on Liability of the Servicer and Others.

44

Section 7.03.

Limitation on Resignation and Assignment by the Servicer.

44

Section 7.04.

Subservicing Agreements and Successor Subservicer.

45

ARTICLE VIII.

TERMINATION

Section 8.01.

Termination for Cause.

47

Section 8.02.

Termination Without Cause.

49

ARTICLE IX.

MISCELLANEOUS PROVISIONS

Section 9.01.

Successor to the Servicer.

50

Section 9.02.

Costs.

52

Section 9.03.

Protection of Confidential Information.

52

Section 9.04.

Notices.

52

Section 9.05.

Severability Clause.

53

Section 9.06.

No Personal Solicitation.

54

Section 9.07.

Counterparts.

54

Section 9.08.

Place of Delivery and Governing Law.

54

Section 9.09.

Further Agreements.

54

Section 9.10.

Intention of the Parties.

55

Section 9.11.

Successors and Assigns; Assignment of Servicing Agreement.

55

Section 9.12.

Assignment by the Seller.

55

Section 9.13.

Amendment.

55

Section 9.14.

Waivers.

56

Section 9.15.

Exhibits.

56

Section 9.16.

Intended Third Party Beneficiaries.

56

Section 9.17.

General Interpretive Principles.

56

Section 9.18.

Reproduction of Documents.

57

EXHIBITS

EXHIBIT A

MORTGAGE LOAN SCHEDULE

EXHIBIT B

CUSTODIAL ACCOUNT CERTIFICATION

EXHIBIT C

ESCROW ACCOUNT CERTIFICATION

EXHIBIT D

TBW 2006-3 TRUST AGREEMENT

EXHIBIT E

FORM OF LOAN LOSS REPORT

EXHIBIT F

FORM OF CERTIFICATION

EXHIBIT G

[RESERVED]

EXHIBIT H

SERVICING CRITERIA TO BE ADDRESSED IN REPORT ON ASSESSMENT OF COMPLIANCE

EXHIBIT I

TRANSACTION PARTIES

EXHIBIT J

FORM OF ANNUAL OFFICER’S CERTIFICATE

EXHIBIT K

CONTENTS OF SERVICING FILE

EXHIBIT L

CALCULATION OF REALIZED LOSS/GAIN FORM 332–

INSTRUCTION SHEET

EXHIBIT M

STANDARD FILE LAYOUT – DELINQUENCY REPORTING

EXHIBIT N

STANDARD FILE LAYOUT – MASTER SERVICING

This SECURITIZATION SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of June, 2006, by and among LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the “Seller”), TAYLOR BEAN & WHITAKER MORTGAGE CORP. (the “Servicer”), WELLS FARGO BANK, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”), under the Trust Agreement (as defined herein), recites and provides as follows:

W I T N E S S E T H:

WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of June 1, 2006 (the “Assignment Agreement”), the Seller acquired from Lehman Brothers Bank, FSB (the “Bank”) all of the Bank’s right, title and interest in and to the Mortgage Loans currently serviced under this Servicing Agreement and assumed for the benefit of the Servicer and the Bank the rights and obligations of the Bank as owner of such Mortgage Loans pursuant to this Servicing Agreement.

WHEREAS, the Seller has conveyed the Mortgage Loans to Structured Asset Securities Corporation (the “Depositor”), which in turn has conveyed the Mortgage Loans to the Trustee under a trust agreement dated as of June 1, 2006 (the “Trust Agreement”), among the Trustee, the Depositor, the Master Servicer and the Securities Administrator;

WHEREAS, on and after the Closing Date the Seller and the Trustee desire that the Servicer service the Mortgage Loans pursuant to this Agreement, and the Servicer has agreed to do so, subject to the right of the Seller and of the Master Servicer to terminate the rights and obligations of the Servicer hereunder at any time and to the other conditions set forth herein;

WHEREAS, the Master Servicer shall be obligated under the Trust Agreement, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Servicing Agreement upon the occurrence and continuance of an Event of Default as provided herein;

WHEREAS, the Seller and the Servicer acknowledge and agree that, as provided in Section 9.12 hereof, the Seller will assign (exclusive of the Seller’s rights arising under Section 8.02 or the Servicer’s rights under Sections 8.02(iii) or 8.03) its rights under this Agreement to the Depositor, which in turn shall assign such rights to the Trustee, and the Trustee then shall succeed to all rights of the Seller under this Agreement; provided that, notwithstanding the foregoing, no obligations of the Seller under this Agreement are being assumed by the Trustee except as expressly provided herein, and then only to the extent such obligations can be satisfied from moneys available therefor under the Trust Agreement;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller, the Master Servicer, the Securities Administrator, the Trustee and the Servicer hereby agree as follows:

ARTICLE I.

DEFINITIONS

The following terms are defined as follows:

Accepted Servicing Practices:  With respect to any Mortgage Loan, those mortgage servicing practices (i) of prudent mortgage lending institutions that service mortgage loans of the same type as such Mortgage Loans in the jurisdiction where the related Mortgaged Property is located and (ii) in accordance with applicable state, local and federal laws, rules and regulations.

Adjustable Rate Mortgage Loan:  An Adjustable Rate Mortgage Loan purchased pursuant to this Agreement.

Adjustment Date:  With respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on the Mortgage Loan is adjusted in accordance with the terms of the Mortgage Note.

Agreement:  This Securitization Servicing Agreement and all amendments hereof and supplements hereto.

Appraised Value:  With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the underwriting requirements of the originator, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the underwriting requirements of the originator.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein or, if the related Mortgage has been recorded in the name of MERS or its designee, such actions as are necessary to cause the Seller or its designee to be shown as the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in New York or the states in which the offices of the Master Servicer or the Servicer or the Corporate Trust Office of the Trustee or the Securities Administrator are located are authorized or obligated by law or executive order to be closed.

Certificateholder:  The meaning set forth in the Trust Agreement.

Certificates:  Any or all of the Certificates issued pursuant to the Trust Agreement.

Closing Date:  June 30, 2006.

Code:  The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

Commission:  The United States Securities and Exchange Commission.

Condemnation Proceeds:  All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan documents.

Co-op Lease:  With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

Co-op Loan:  A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

Co-op Stock:  With respect to a Co-op Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related residential cooperative housing corporation.

Custodial Account:  The separate account or accounts created and maintained pursuant to Section 3.04.

Custodial Agreements:  The custodial agreement dated as of June 1, 2006, relating to the custody of the Mortgage Loans, between the Custodian, the Securities Administrator and the Trustee.

Custodian:  Colonial Bank, N.A. and its successors and assigns.

Cut-off Date:  June 1, 2006.

Depositor:  Structured Asset Securities Corporation, a Delaware corporation, or any successor in interest.

Determination Date:  With respect to each Remittance Date, the 10th day of the month in which such Remittance Date occurs, or, if such 10th day is not a Business Day, the next succeeding Business Day.

Distribution Date:  Commencing in July 2006, the 25th day of each month (or, if such day is not a Business Day, the next succeeding Business Day).

Due Date: The day of the calendar month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.  Pursuant to Section 4.04, with respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the immediately succeeding month.

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

Eligible Account:  Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated trust account or accounts (which shall be a “special deposit account”) maintained with the Securities Administrator or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Securities Administrator and the Rating Agencies.  Eligible Accounts may bear interest.

Escrow Account:  The separate account or accounts operated and maintained pursuant to Section 3.06.

Escrow Payments:  With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 8.01.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Fannie Mae:  The entity formerly known as the Federal National Mortgage Association, or any successor thereto.

Fannie Mae Guides:  The Fannie Mae Sellers’ Guide and the Fannie Mae Servicers’ Guide and all amendments or additions thereto, including but not limited to future updates thereof.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Servicer pursuant to Section 3.14.

First Lien:  With respect to any second lien Mortgage Loan, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

Fitch:  Fitch, Inc., or any successor in interest.

Freddie Mac:  The entity formerly known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

Holder:  The meaning set forth in the Trust Agreement.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, including the proceeds of any hazard or flood insurance policy, LPMI Policy or PMI Policy.

Lender Paid Mortgage Insurance Policy Program or LPMI Policies:  A program or policy in which, for any Mortgage Loan underwritten with an LTV greater than 80.00% and less than 97.00%, the owner or servicer of such Mortgage Loan is responsible for the premiums associated with the mortgage insurance policy.

Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

Loan-to-Value Ratio or LTV:  With respect to any Mortgage Loan, the ratio of the original outstanding principal amount of the Mortgage Loan and, with respect to any second lien Mortgage Loan, the outstanding principal amount of any related First Lien as of the date of origination of such mortgage loan, to (i) the Appraised Value of the related Mortgaged Property at origination with respect to a Refinanced Mortgage Loan and (ii) the lesser of the Appraised Value of the related Mortgaged Property at origination or the purchase price of the related Mortgaged Property with respect to all other Mortgage Loans.

LPMI Loan:  A Mortgage Loan with a LPMI Policy.

LPMI Policy:  A policy of primary mortgage guaranty insurance issued by a Qualified Insurer pursuant to which the related premium is to be paid by the Master Servicer or the Securities Administrator from payments of interest made by the Mortgagor in an amount as is set forth in the related Mortgage Loan Schedule.  An LPMI Policy shall also include any policy of primary mortgage guaranty insurance issued by a Qualified Insurer that is purchased by the Seller with respect to some or all of the Mortgage Loans.

Master Servicer:  Wells Fargo Bank, N.A., or any successor in interest, or if any successor master servicer shall be appointed as provided in the Trust Agreement, then such successor master servicer.

Maximum Mortgage Interest Rate:  With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS Mortgage Loan:  Any Mortgage Loan registered with MERS on the MERS System.

MERS System:  The system of recording transfers of mortgages electronically maintained by MERS.

MIN:  The Mortgage Identification Number for any MERS Mortgage Loan.

Monthly Advance:  With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan. To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by an Officer’s Certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination.

Monthly Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

Mortgage:  With respect to a Mortgage Loan that is not a Co-op Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first or second lien upon a leasehold estate of the Mortgagor.  With respect to a Co-op Loan, the related Security Agreement.

Mortgage Interest Rate:  The annual rate of interest borne on a Mortgage Note after giving effect to any applicable Relief Act Reduction.

Mortgage Loan:  An individual mortgage loan that is the subject of this Agreement and identified on the related Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the annual rate of interest remitted to the Master Servicer, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee Rate.

Mortgage Loan Schedule:  A schedule of the Mortgage Loans attached hereto as Exhibit A setting forth information with respect to such Mortgage Loans as agreed to by the Seller, the Servicer and the Master Servicer, including but not limited to (i) a data field indicating whether such Mortgage Loan is insured under a PMI Policy or LPMI Policy and identifying the related Qualified Insurer and (ii) a Prepayment Penalty Schedule.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  With respect to a Mortgage Loan that is not a Co-op Loan, the underlying real property securing repayment of a Mortgage Note, consisting of a fee simple parcel of real estate or a leasehold estate, the term of which is equal to or longer than the term of the related Mortgage Note.  With respect to a Co-op Loan, the related Co-op Stock and Co-op Lease securing the indebtedness of the Mortgagor under the related Mortgage Loan.

Mortgage Purchase Agreement:  The flow mortgage loan purchase warranties and servicing agreement dated as of June 1, 2006 pursuant to which the Bank purchased the Mortgage Loans from Taylor, Bean & Whitaker Mortgage Corp.

Mortgagor:  The obligor on a Mortgage Note.

Officer’s Certificate:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Seller, the Master Servicer, the Securities Administrator and/or the Trustee as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Seller, the Trustee, the Securities Administrator and/or the Master Servicer, but which must be an independent outside counsel with respect to any such opinion of counsel concerning all federal income tax matters.  An independent outside counsel’s Opinion of Counsel shall be obtained at the expense of the party requesting such Opinion of Counsel but shall be obtained at the expense of the Trust Fund if the Trustee or the Securities Administrator is requesting such opinion.

Participating Entity:  Any Person “participating in the servicing function” within the meaning of Item 1122 of Regulation AB.

Person:  Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

PMI Insurance Documents:  The original Primary Mortgage Insurance Policy or certificate of insurance or an electronic certification evidencing the existence of the Primary Mortgage Insurance Policy or certificate of insurance, if private mortgage guaranty insurance is required.

Prepayment Penalty:  With respect to any Mortgage Loan and Remittance Date, the charges or premiums, as specified in the Prepayment Penalty Schedule, if any, due in connection with a full or partial prepayment of such Mortgage Loan during the immediately preceding Principal Prepayment Period in accordance with the terms thereof.

Prepayment Penalty Schedule:  A data field in the Mortgage Loan Schedule attached hereto as Exhibit A which sets forth the amount or method of calculation of the Prepayment Penalty and the term during which such Prepayment Penalty is imposed with respect to a Mortgage Loan.

Prepayment Interest Shortfall Amount:  With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan’s Due Date in such Due Period, the amount of interest (net of the Servicing Fee) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

Primary Mortgage Insurance Policy or PMI Policy:  A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, including any bulk policy acquired in respect of the Mortgage Loans, as required by this Agreement with respect to certain Mortgage Loans.

Prime Rate:  The prime rate published from time to time, as published as the average rate in The Wall Street Journal.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan, including any payment or other recovery of principal in connection with repurchase of a Mortgage Loan by the Seller, the Servicer or any other Person, which is received in advance of its scheduled Due Date, including any Prepayment Penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period:   With respect to each Remittance Date and any full or partial Principal Prepayments, the calendar month immediately preceding the month in which the related Distribution Date occurs.

Qualified Insurer:  An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the insurance policy issued by it, approved as an insurer by Fannie Mae or Freddie Mac.

Rating Agency:  Each of Fitch and S&P or their successors.  If such agencies or their successors are no longer in existence, “Rating Agencies” shall be such nationally recognized statistical rating agencies, or other comparable person, agreed upon and designated by the Seller, notice of which designation shall be given to the Trustee, the Securities Administrator, the Master Servicer and the Servicer.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Relief Act Reduction:  With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act or similar state or local law, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

Remittance Date:  With respect to each Distribution Date, the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of the month in which such Distribution Date occurs.

REO Disposition:  The final sale by the Servicer of any REO Property.

REO Disposition Proceeds:  All amounts received with respect to an REO Disposition pursuant to Section 3.16.

REO Property:  A Mortgaged Property acquired by the Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure, as described in Section 3.16.

Retained Documents:  Collectively, any PMI Insurance Documents and Title Insurance Documents.

S&P:  Standard & Poor’s Ratings Services, a Division of The McGraw-Hill Companies, Inc. or any successor in interest.

Securities Act:  The Securities Act of 1933, as amended.

Securities Administrator:  Wells Fargo Bank, N.A.

Security Agreement:  With respect to a Co-op Loan, the agreement or mortgage creating a security interest in favor of the originator of the Co-op Loan in the related Co-op Stock.

Seller:  Lehman Brothers Holdings Inc. or its successor in interest or assigns.

Servicer:  Taylor, Bean & Whitaker Mortgage Corp., or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorneys’ fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including but not limited to the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, including foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Servicer specifies the Mortgage Loan(s) to which such expenses relate and, provided, further, that any such enforcement, administrative or judicial proceeding does not arise out of a breach of any representation, warranty or covenant of TBW as seller under the Mortgage Purchase Agreement Seller hereunder), (c) the management and liquidation of any REO Property, (d) taxes, assessments, water rates, sewer rents and other charges that are or may become a lien upon the Mortgaged Property, PMI Policy premiums and fire and hazard insurance coverage and (e) any expenses sustained by the Servicer with respect to the liquidation of the Mortgaged Property in accordance with the terms of this Agreement.

Servicing Criteria:  The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Servicing Fee:  With respect to each Due Period and any Mortgage Loan, an amount equal to one-twelfth the product of (i) the Servicing Fee Rate and (ii) the outstanding principal balance of such Mortgage Loan as of the related Determination Date.  The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds to the extent permitted by Section 3.04 of this Agreement) of such Monthly Payments collected by the Servicer, or as otherwise provided under this Agreement.

Servicing Fee Rate:  0.025% per annum.

Servicing File:  The items pertaining to a particular Mortgage Loan including but not limited to the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Mortgage Loan, that are delivered to or generated by the Servicer and held in trust for the Trustee by the Servicer, which shall include the documents specified in Exhibit K and copies of all documents for such Mortgage Loan specified in Exhibit A-1 of the Mortgage Purchase Agreement.

Servicing Officer:  Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name appears on a list of servicing officers furnished by the Servicer to the Master Servicer upon request, as such list may from time to time be amended.

Subcontractor:  Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of the Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Mortgage Loans under the direction or authority of the Servicer or a related Subservicer.

Subservicer:  Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement that are identified in Item 1122(d) of Regulation AB.

Title Insurance Documents:  The original or certified lender’s title insurance policy (or, in lieu thereof and until such document is provided to the Servicer, a commitment to issue such title insurance policy) or attorney’s opinion of title and abstract of title.

Trust Agreement:  The Trust Agreement dated as of June 1, 2006, among the Trustee, the Master Servicer, the Securities Administrator, and the Depositor.

TBW:  Taylor, Bean & Whitaker Mortgage Corp.

Trust Fund:  The trust fund established by the Trust Agreement, the assets of which consist of the Mortgage Loans and any other assets as set forth therein.

Trustee:  U.S. Bank National Association, in its capacity as trustee under the Trust Agreement, or any successor in such capacity, or if any successor trustee or co-trustee shall be appointed as provided in the Trust Agreement, then such successor trustee or such co-trustee, as the case may be.

Any capitalized terms used and not defined in this Agreement shall have the meanings ascribed to such terms in the Trust Agreement.

ARTICLE II.

SELLER’S ENGAGEMENT OF SERVICER TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01.

Contract for Servicing; Possession of Servicing Files.

The Seller, by execution and delivery of this Agreement, does hereby contract with the Servicer as an independent contractor, subject to the terms of this Agreement, for the servicing of the Mortgage Loans.  On or before the Closing Date, the Seller shall cause to be delivered to the Servicer the Servicing Files with respect to the Mortgage Loans listed on the Mortgage Loan Schedule.  The Servicer shall maintain a Servicing File with respect to each Mortgage Loan in order to service such Mortgage Loans pursuant to this Agreement, and each Servicing File delivered to the Servicer shall be held in trust by the Servicer for the benefit of the Trustee; provided, however, that the Servicer shall have no liability for any Servicing Files (or portions thereof) not delivered by the Seller.  The Servicer’s possession of any portion of the Mortgage Loan documents shall be at the will of the Trustee for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only.  The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Trustee and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Trustee and shall be retained and maintained, in trust, by the Servicer at the will of the Trustee in such custodial capacity only.  The portion of each Servicing File retained by the Servicer pursuant to this Agreement shall be appropriately marked to clearly reflect the ownership of the related Mortgage Loan by the Trustee.  The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

Section 2.02.

Retention of Certain Documents.

Each Retained Document maintained by the Company is and shall be held in trust by the Servicer solely for the benefit of the Trustee.  The Servicer shall at all times maintain the original of each Retained Document in its sole possession, provided that, such originals of any Retained Document may be submitted for recordation, as applicable.  The Servicer shall, within ten (10) days of its receipt of written notification by any Rating Agency that the retention by the Servicer of any of the Retained Documents may result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates, provide such Retained Documents to a party indicated in writing by the Depositor.

Section 2.03.

Books and Records.

All rights arising out of the Mortgage Loans shall be vested in the Trustee, subject to the Servicer’s right to service and administer the Mortgage Loans hereunder in accordance with the terms of this Agreement.  All funds received on or in connection with a Mortgage Loan, other than the Servicing Fee and other compensation and reimbursement to which the Servicer is entitled as set forth herein, including but not limited to Section 5.03, shall be received and held by the Servicer in trust for the benefit of the Trustee pursuant to the terms of this Agreement.

The Servicer shall forward to the related Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 3.01 within one week of their execution; provided, however, that the Servicer shall provide such Custodian with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 120 days of its submission for recordation.

ARTICLE III.

SERVICING OF THE MORTGAGE LOANS

Section 3.01.

Servicer to Service.

The Servicer, as an independent contractor, shall service and administer the Mortgage Loans from and after the Closing Date in accordance with this Agreement and with Accepted Servicing Practices and shall have full power and authority, acting alone or through the utilization of a Subservicer or Subcontractor, to do or cause to be done any and all things in connection with such servicing and administration that the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices. The Servicer shall service and administer the Mortgage Loans through the exercise of the same care that it customarily employs for its own account.  The Servicer shall be responsible for any and all acts of a Subservicer or Subcontractor and the Servicer’s utilization of such Subservicer or Subcontractor shall in no way relieve the liability of the Servicer under this Agreement.

Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Trust Fund; provided, however, that unless the Servicer has obtained the prior written consent of the Master Servicer, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate (except for modifications relating to Relief Act Reductions), defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.  In the event of any such modification that permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with Section 4.03, in an amount equal to the difference between (a) such month’s principal and one month’s interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor.  The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 3.04.  Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to prepare, execute and deliver on behalf of itself and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties, provided that upon the full release or discharge, the Servicer shall notify the Custodian of such full release or discharge.  Upon the reasonable request of the Servicer, the Trustee shall execute and deliver to the Servicer with any powers of attorney and other documents, furnished to it by the Servicer and reasonably satisfactory to the Trustee, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, provided that the Trustee shall not be liable for the actions of the Servicer under such powers of attorney unless such actions of the Servicer are performed at, and in accordance with, the written direction of the Trustee.  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.  Notwithstanding anything to the contrary contained in this Servicing Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

The Servicer is authorized and empowered by the Trustee, in its own name, when the Servicer believes it appropriate in its reasonable judgment to register any Mortgage Loan on the MERS® System, or cause the removal from the registration of any Mortgage Loan on the MERS® System, to execute and deliver, on behalf of the Trustee, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

The Servicer shall not without the Trustee’s written consent: (i) initiate any action, suit or proceedings solely under the Trustee’s name without indicating the Servicer’s, representative capacity or (ii) take any action with the intent to cause, and which actually does cause, the Trustee to be registered to do business in any state.  The Servicer shall indemnify the Trustee for any and all costs, liabilities and expenses incurred by the Trustee in connection with the negligent or willful misuse of such powers of attorney by the Servicer.

The Servicer shall accurately and fully report its borrower credit files related to the Mortgage Loans to Equifax, Transunion and Experian in a timely manner.

In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it would employ and exercise in servicing and administering similar mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement.

Section 3.02.

Collection of Mortgage Loan Payments.

Continuously from the Closing Date until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable, shall, to the extent such procedures shall be consistent with this Agreement, Accepted Servicing Practices, and the terms and provisions of related Primary Mortgage Insurance Policy or LPMI Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account, and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 3.03.

Realization Upon Defaulted Mortgage Loans.

The Servicer shall use its best efforts, consistent with the procedures that the Servicer would use in servicing similar mortgage loans for its own account, to foreclose upon or otherwise comparably convert the ownership of such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01. Foreclosure or comparable proceedings shall be initiated within 120 days of default for Mortgaged Properties for which no satisfactory arrangements can be made for collection of delinquent payments.  The Servicer shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Trustee, taking into account, among other things, the timing of foreclosure proceedings.  The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Master Servicer after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property.  In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 3.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as (1) the Servicer would take for other institutional investors under similar circumstances with respect to a similar mortgage loan, (2) shall be consistent with Accepted Servicing Practices, (3) the Servicer shall determine prudently to be in the best interest of the Trust Fund, and (4) is consistent with any related PMI Policy or LPMI Policy.  In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 3.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Servicer shall commence foreclosure proceedings, provided that prior to commencing foreclosure proceedings, the Servicer shall notify the Master Servicer in writing of the Servicer’s intention to do so, and the Servicer shall not commence foreclosure proceedings if the Master Servicer objects to such action within five (5) Business Days of receiving such notice.  In such connection, the Servicer shall be responsible for advancing all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Section 3.04.

Section 3.04.

Establishment of and Deposits to Custodial Account.

The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled “Taylor, Bean & Whitaker Mortgage Corp. in trust for U.S. Bank National Association, as Trustee for TBW Mortgage-Backed Trust, Series 2006-3.”  The Custodial Account shall be an Eligible Account.  Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 3.04.  The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit B hereto.  A copy of such certification shall be furnished to the Master Servicer no later than 30 days after the Closing Date.

The Servicer shall deposit in the Custodial Account on a daily basis and retain therein the following payments and collections received by the Servicer and payments made by the Servicer after the Cut-off Date (other than scheduled payments of principal and interest due on or before the Cut-off Date):

(i)

all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

(ii)

all payments on account of interest on the Mortgage Loans, adjusted to the Mortgage Loan Remittance Rate;

(iii)

all Prepayment Penalties;

(iv)

all Liquidation Proceeds;

(v)

all Insurance Proceeds including amounts required to be deposited pursuant to Section 3.11 (other than proceeds to be held in the Escrow Account and applied to the restoration and repair of the Mortgaged Property or released to the Mortgagor in accordance with the related Mortgage Loan documents, applicable law or Accepted Servicing Practices);

(vi)

all Condemnation Proceeds that are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the related Mortgage Loan documents, applicable law or Accepted Servicing Practices;

(vii)

any amount required to be deposited in the Custodial Account pursuant to this Agreement;

(viii)

with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution.  Such deposit shall be made from the Servicer’s own funds without reimbursement therefor up to a maximum amount per month of the Servicing Fee actually received for such month for the Mortgage Loans;

(ix)

all Monthly Advances made by the Servicer pursuant to Section 4.03;

(x)

any amounts received from TBW as seller of the Mortgage Loans or any other person giving representations and warranties with respect to a Mortgage Loan, in connection with the repurchase of any Mortgage Loan;

(xi)

any amounts required to be deposited by the Servicer pursuant to Section 3.11 in connection with the deductible clause in any blanket hazard insurance policy;

(xii)

any amounts received with respect to or related to any REO Property or REO Disposition Proceeds;

(xiii)

any amounts required to be deposited by the Servicer pursuant to Section 3.16 in connection with any unpaid claims that are a result of a breach by the Servicer or any Subservicer of the obligations hereunder or under the terms of a PMI Policy; and

(xiv)

any amounts received by the Servicer under a PMI or LPMI Policy.

The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of the late payment charges and assumption fees, to the extent permitted by Section 5.03, need not be deposited by the Servicer into the Custodial Account.  Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 3.04.

Section 3.05.

Permitted Withdrawals From Custodial Account.

The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

(i)

to make payments to the Master Servicer in the amounts and in the manner provided for in Section 4.01;

(ii)

in the event the Servicer has elected not to retain the Servicing Fee out of any Mortgagor payments on account of interest or other recovery of interest with respect to a particular Mortgage Loan (including late collections of interest on such Mortgage Loan, or interest portions of Insurance Proceeds, Liquidation Proceeds or Condemnation Proceeds) prior to the deposit of such Mortgagor payment or recovery in the Custodial Account, to pay to itself the related Servicing Fee from all such Mortgagor payments on account of interest or other such recovery for interest with respect to that Mortgage Loan;

(iii)

following the liquidation of a Mortgage Loan, to reimburse itself for unreimbursed Monthly Advances and Servicing Advances, the Servicer’s right to reimburse itself pursuant to this subclause (ii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to such Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Trust Fund;

(iv)

to reimburse itself for any unpaid Servicing Fees, the Servicer’s right to reimbursement pursuant to this subclause (iv) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Trust Fund;

(v)

to reimburse itself for remaining unreimbursed Servicing Advances and unpaid Servicing Fees with respect to any defaulted Mortgage Loan as to which the Servicer has determined that all amounts that it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered;

(vi)

to pay itself interest on funds deposited in the Custodial Account;

(vii)

to transfer funds to another Eligible Institution in accordance with Section 3.11;

(viii)

to withdraw funds deposited in error;

(ix)

to clear and terminate the Custodial Account upon the termination of this Agreement; and

(x)

to make payments in respect of the premiums due, if any, on the LPMI Policies, if applicable.

Section 3.06.

Establishment of and Deposits to Escrow Account.

The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, “Taylor, Bean & Whitaker Mortgage Corp., in trust for U.S. Bank National Association, as Trustee for TBW Mortgage-Backed Trust, Series 2006-3.”  The Escrow Accounts shall be Eligible Deposit Accounts established with an Eligible Institution.  Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 3.06.  The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit C hereto.  A copy of such certification shall be furnished to the Master Servicer no later than 30 days after the Closing Date.

The Servicer shall deposit in the Escrow Account or Accounts within one (1) Business Day of the Servicer’s receipt, and retain therein:

(i)

all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

(ii)

all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 3.06.  The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor.  To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 3.07.

Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

(i)

to effect timely payments of ground rents, taxes, assessments, water rates, Primary Mortgage Insurance Policy premiums (if applicable), fire and hazard insurance premiums, condominium charges or other items constituting Escrow Payments for the related Mortgage;

(ii)

to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan that represent late collections of Escrow Payments thereunder;

(iii)

to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

(iv)

to the extent permitted by applicable law, for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(v)

for application to restoration or repair of the Mortgaged Property in accordance with Section 3.15;

(vi)

to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

(vii)

to withdraw funds deposited in error;

(viii)

to clear and terminate the Escrow Account on the termination of this Agreement;

(ix)

to pay to the Mortgagors or other parties Insurance Proceeds deposited in accordance with Section 3.04; and

(x)

to remove funds inadvertently placed in the Escrow Account by the Servicer.

The Servicer shall be responsible for the administration of the Escrow Accounts and shall be obligated to make Servicing Advances to the Escrow Accounts in respect of its obligations under this Section 3.06, reimbursable from the Escrow Accounts or Custodial Account to the extent not collected from the related Mortgagor, anything in this Agreement to the contrary notwithstanding, when and as necessary to avoid the lapse of insurance coverage on the Mortgaged Property, or that the Servicer knows, or in the exercise of the required standard of care of the Servicer hereunder should know, is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien.  If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage being imposed, the Servicer will, within ten Business Days of such notice, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property.

Section 3.08.

Notification of Adjustments.

With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Adjustment Date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note.  The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Monthly Payment adjustments.  The Servicer shall promptly, upon written request therefor, deliver to the Master Servicer such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by the Servicer or the receipt of notice from the Master Servicer that the Servicer has failed to adjust a Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Seller thereby.

Section 3.09.

[Reserved.]

Section 3.10.

Payment of Taxes, Insurance and Other Charges.

(a)

With respect to each Mortgage Loan that provides for Escrow Payments, the Servicer shall maintain accurate records ground rents, taxes, assessments, water rates and other escrowed that which are or may become a lien upon the Mortgaged Property and the status of primary mortgage insurance premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) (each such charge, a “Property Charge”) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law.  The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such bills irrespective of each Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments, and the Servicer shall make advances from its own funds to effect such payments.

(b)

To the extent that a Mortgage Loan does not provide for Escrow Payments, the Servicer shall make advances from its own funds to effect payment of all Property Charges upon receipt of notice of any failure to pay on the part of the Mortgagor, or at such other time as the Servicer determines to be in the best interest of the Trust Fund, provided that in any event the Servicer shall pay such charges on or before the earlier of (a) any date by which payment is necessary to preserve the lien status of the Mortgage or (b) the date that is 90 days after the date on which such charges first became due.  The Servicer shall pay any late fee or penalty that is payable due to any delay in payment of any Property Charge after the earlier to occur of (a) the date on which the Servicer receives notice of the failure of the Mortgagor to pay such Property Charge or (b) the date that is 90 days after the date on that such charges first became due.

Section 3.11.

Protection of Accounts.

The Servicer may transfer the Custodial Account or any Escrow Account to a different Eligible Account from time to time and shall give notice to the Master Servicer of any change in the location of the Custodial Account no later than 30 days after any such transfer is made and deliver to the Master Servicer, upon request, a certification notice in the form of Exhibit B or Exhibit C, as applicable, with respect to such Eligible Account; provided, however, that in the event the Custodial Account or any Escrow Account ceases to be an Eligible Account, the Servicer shall transfer such Custodial Account or Escrow Account, as the case may be, to an account that is an Eligible Account.

The Servicer shall bear any expenses, losses or damages sustained by the Master Servicer or the Trustee if the Custodial Account and/or the Escrow Account are not demand deposit accounts.

Section 3.12.

Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer acceptable under Freddie Mac guidelines against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier acceptable to Freddie Mac in an amount representing coverage equal to the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan and (iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan the Servicer determines in accordance with applicable law that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within 45 days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor’s behalf.

If a Mortgage Loan is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner’s association, including hazard, flood, liability and fidelity coverage, is being maintained in accordance with, at a minimum, the then-current Freddie Mac requirements.

It is understood and agreed that no other additional insurance need be required by the Servicer or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to this Agreement or such applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance.

All policies required hereunder shall name the Servicer and its successors and/or assigns as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent; provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are Qualified Insurers.  The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.  The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

Pursuant to Section 3.03, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with Accepted Servicing Practices) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.04.

Notwithstanding anything set forth in the preceding paragraph, the Servicer agrees to indemnify the Trustee, the Certificateholders, the Master Servicer and the Trust Fund for any claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that any such indemnified party may sustain in any way related to the failure of the Mortgagor (or the Servicer) to maintain hazard insurance or flood insurance with respect to the related Mortgaged Property which complies with the requirements of this section.

Section 3.13.

Maintenance of Mortgage Impairment Insurance.

In the event that the Servicer shall obtain and maintain a blanket policy issued by an insurer acceptable to Freddie Mac insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.11 and otherwise complies with all other requirements of Section 3.11, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.11.  Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.04.  Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.11, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to deposited from the Servicer’s funds, without reimbursement therefor. Upon request of the Master Servicer, the Servicer shall cause to be delivered to such person a certificate of insurance of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Master Servicer and the Trustee.

Section 3.14.

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans (“Servicer Employees”).  Any such Fidelity Bond and errors and omissions insurance policy shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees.  Such Fidelity Bond and errors and omissions insurance policy also shall protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 3.13 requiring such Fidelity Bond and errors and omissions insurance policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by the Freddie Mac in the Freddie Mac Sellers’ & Servicers’ Guide, or as otherwise acceptable to Freddie Mac.  Upon the request of the Master Servicer, the Servicer shall cause to be delivered to such party a certificate of insurance for such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Master Servicer and the Trustee.  The Servicer shall notify the Master Servicer and the Trustee within five business days of receipt of notice that such Fidelity Bond or insurance policy will be, or has been, materially modified or terminated.  The Master Servicer and the Trustee shall be named as loss payees on the Fidelity Bond and as additional insured on the errors and omissions policy.

Section 3.15.

Maintenance of PMI and/or LPMI Policy; Claims.

(a)

The Servicer shall comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, PMI Policies, including but not limited to the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.  The Servicer shall be obligated to make premium payments with respect to PMI Policies required to be maintained by the Mortgagor rather than the Seller, if the Mortgagor is required but fails to pay any PMI Policy premium, which shall be paid from the Servicer’s own funds.  The Servicer shall not be required to make any premium payments with respect to LPMI Policies.  Any premium payments made by the Servicer from its own funds pursuant to this Section 3.16(a) shall be recoverable by the Servicer as a Servicing Advance, subject to the reimbursement provisions of Section 3.05(iii).

With respect to each first lien Mortgage Loan (other than LPMI Loans) with a loan-to-value ratio at origination in excess of 80%, the Servicer shall maintain or cause the Mortgagor to maintain (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance) in full force and effect a PMI Policy, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the loan-to-value of such Mortgage Loan is reduced to 80% or less or the PMI Policy is otherwise terminated pursuant to the Homeowners Protection Act of 1998, 12 USC §4901, et seq.  The Servicer shall not cancel or refuse to renew any Primary Mortgage Insurance Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy for such canceled or non-renewed policy is obtained from and maintained with a Qualified Insurer.  In the event that such PMI Policy shall be terminated, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy, at substantially the same fee level.  The Servicer shall not take any action that would result in noncoverage under any applicable PMI Policy of any loss that, but for the actions of the Servicer would have been covered thereunder.  In connection with any assumption or substitution agreements entered into or to be entered into with respect to a Mortgage Loan, the Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions that may be required by such insurer as a condition to the continuation of coverage under such PMI Policy.  If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement PMI Policy as provided above.

(b)

With respect to each Mortgage Loan covered by a PMI Policy or LPMI Policy, the Servicer shall take all such actions on behalf of the Trustee as are necessary to service, maintain and administer the related Mortgage Loan in accordance with such Policy and to enforce the rights under such Policy.  Except as expressly set forth herein, the Servicer shall have full authority on behalf of the Trust Fund to do anything it deems appropriate or desirable in connection with the servicing, maintenance and administration of such Policy, provided that the Servicer shall not take any action to permit any modification or assumption of a Mortgage Loan covered by an LPMI Policy or PMI Policy, or take any other action with respect to such Mortgage Loan, that would result in non-coverage under such Policy of any loss which, but for actions of any Servicer or the Subservicer, would have been covered thereunder.  If the Qualified Insurer fails to pay a claim under an LPMI Policy or PMI Policy solely as a result of a breach by the Servicer or Subservicer of its obligations hereunder or under such Policy, the Servicer shall be required to deposit in the Custodial Account on or prior to the next succeeding Remittance Date an amount equal to such unpaid claim from its own funds without any rights to reimbursement from the Trust Fund.  The Servicer shall cooperate with the Qualified Insurers and shall furnish all reasonable evidence and information in the possession of the Servicer to which the Servicer has access with respect to the related Mortgage Loan.

(c)

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trustee, claims to the insurer under any PMI Policy or LPMI Policy in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy respecting a defaulted Mortgage Loan.  Any amounts collected by the Servicer under any PMI Policy or LPMI Policy shall be deposited in the Custodial Account pursuant to Section 3.04(xiv), subject to withdrawal pursuant to Section 3.05.

(d)

Upon request by the Servicer, the Trustee shall furnish the Servicer with any powers of attorney and other documents (within three Business Days upon request from the Servicer) in form as provided to it by the Servicer (and mutually acceptable to the Trustee and the Servicer) necessary or appropriate to enable the Servicer to service and administer any PMI or LPMI Policy; provided, however, that the Trustee shall not be liable for the actions of the Servicer under such power of attorney unless such actions of the Servicer are performed at, and in accordance with, the written direction of the Trustee.

(e)

Notwithstanding the provisions of (a) and (b) above, the Servicer shall not take any action in regard to any PMI Policy or LPMI Policy inconsistent with the interests of the Trustee or the Certificateholders or with the rights and interests of the Trustee or the Certificateholders under this Agreement.

Section 3.16.

Title, Management and Disposition of REO Property.

In the event that title to any Mortgaged Property is acquired in foreclosure, by deed in lieu of foreclosure or other method resulting in full or partial satisfaction of the related Mortgage, the deed or certificate of sale shall be taken in the name of the Trustee or its nominee in trust for the benefit of the Certificateholders, or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the Trustee.  The Trustee’s name shall be placed on the title to such REO Property solely as the Trustee under the Trust Agreement and not in its individual capacity.  The Servicer shall ensure that the title to such REO Property references the Trust Agreement and the Trustee’s capacity thereunder.

The Servicer shall notify the Master Servicer of each acquisition of REO Property upon such acquisition, together with a copy of the drive-by appraisal or brokers price opinion of the Mortgaged Property obtained in connection with such acquisition, and thereafter assume the responsibility for marketing such REO Property in accordance with Accepted Servicing Practices.  Thereafter, the Servicer shall continue to provide certain administrative services to the Purchaser relating to such REO Property as set forth in this Section 3.16.

The Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale.  The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter or more frequently as required by the circumstances.  The Servicer shall make or cause to be made a written report of each such inspection.  Such reports shall be retained in the Servicing File and copies thereof shall be forwarded by the Servicer to the Master Servicer.  The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Trustee and the Certificateholders.

The Servicer also shall maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required in Section 3.12.

In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service (and provide a copy of the same to the Master Servicer) to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC.  If the Servicer has received such an extension (and provided a copy of the same to the Master Servicer), then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending three months before the end of such third taxable year after its acquisition by the Trust Fund, or if the Servicer has received such an extension and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three-year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.  The Trustee shall sign any document or take any other action reasonably requested by the Servicer that would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would:  (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Trust Fund.  Notwithstanding the previous sentence, prior to acceptance by the Servicer of an offer to sell any REO Property for a sale price that is less than 90% of the unpaid principal balance of the related Mortgage Loan, the Servicer shall notify the Master Servicer of such offering in writing which notification shall set forth all material terms of said offer (each a “Notice of Sale”).  The Master Servicer shall be deemed to have approved the sale of any REO Property unless it notifies the Servicer in writing within five Business Days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account.  As soon as practical thereafter the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid  Servicing Fees and unreimbursed advances made pursuant to this Section or Section 4.03.

The Servicer shall make advances of all funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 3.10, such advances to be reimbursed from the disposition or liquidation proceeds of the REO Property.  The Servicer shall make monthly distributions on each Remittance Date to the Master Servicer of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 3.18 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 3.17.

Real Estate Owned Reports.

Together with the statement furnished pursuant to Section 4.02, the Servicer shall furnish to the Master Servicer on or before the Remittance Date in each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month.  That statement shall be accompanied by such other information as either the Master Servicer shall reasonably request.

Section 3.18.

Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Trustee pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Trustee, the Securities Administrator and the Master Servicer a liquidation report with respect to such Mortgaged Property.  In addition, the Servicer shall provide the Master Servicer a report setting forth Servicing Advances and other expenses incurred in connection with the liquidation of any Mortgage Loan.

Section 3.19.

Reports of Foreclosures and Abandonments of Mortgaged Property.

Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

Section 3.20.

Prepayment Penalties.

The Servicer or any designee of the Servicer shall not waive any Prepayment Penalty with respect to any Mortgage Loan containing a Prepayment Penalty that prepays during the term of the charge.  If the Servicer or its designee fails to collect the Prepayment Penalty upon any prepayment of any Mortgage Loan that contains a Prepayment Penalty, the Servicer shall pay the Trust Fund at such time (by deposit to the Custodial Account) an amount equal to amount of the Prepayment Penalty that was not collected.  Notwithstanding the above, the Servicer or its designee may waive (and shall waive, in the case of (ii)(b) and (c) below) a Prepayment Penalty without paying the Trust Fund the amount of the Prepayment Penalty if (i) the Mortgage Loan is in default (defined as 61 days or more delinquent) and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Penalty and the related Mortgage Loan or (ii) the prepayment is not a result of a refinance by the Servicer or any of its affiliates and (a) the Mortgage Loan is foreseen to be in default and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Penalty and the related Mortgage Loan, (b) the collection of the Prepayment Penalty would be in violation of applicable laws or (c) notwithstanding any state or federal law to the contrary, in any instance when a Mortgage Loan is in foreclosure.

Section 3.21.

Confidentiality/Protecting Customer Information.

Each party agrees that it shall comply with all applicable laws and regulations regarding the privacy or security of Customer Information shall maintain appropriate administrative, technical and physical safeguards to protect the security, confidentiality and integrity of Customer Information including, if applicable, maintaining security measures designed to meet the Interagency Guidelines Establishing Standards for Safeguarding Customer Information, 66 Fed. Reg. 8616 and complying with the privacy regulations under Title V of the Gramm-Leach-Bliley Act, 15 U.S.C. § 6801 et seq., and the rules promulgated thereunder.  For purposes of this Section 3.21, “Customer Information” means any personal information concerning a Mortgagor that is disclosed by one party to this Agreement to the other.

Section 3.22.

Credit Reporting.

For each Mortgage Loan, the Servicer has and shall continue to accurately and fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to each of the following credit repositories:  Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis.

Section 3.23.

Notification of Maturity Date.

With respect to each Mortgage Loan, the Servicer shall execute and deliver to the Mortgagor any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the maturity date, if required under applicable law.

ARTICLE IV.

PAYMENTS TO MASTER SERVICER

Section 4.01.

Remittances.

On each Remittance Date, no later than 5:00 p.m. New York City time, the Servicer shall remit on a scheduled/scheduled basis by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus (b) all Monthly Advances, if any, that the Servicer is obligated to make pursuant to Section 4.03, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Principal Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 3.04 (viii), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such Monthly Payment.

With respect to any remittance received by the Master Servicer after the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date.  The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver by the Trustee or the Master Servicer of any Event of Default.

All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

Wells Fargo Bank, N.A.

San Francisco, California

ABA#: 121-000-248

Account Name: Corporate Trust Clearing

Account Number:  3970771416

Beneficiary:  Wells Fargo Bank, N.A.

For further credit to:  50927200, TBW 2006-3

Section 4.02.

Statements to Master Servicer.

(a)

Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish to the Master Servicer (i) an electronic monthly remittance advice in such format mutually agreed to between the Servicer and the Master Servicer, such advice relating to the period ending on the last day of the preceding calendar month, (ii) the reports in the format set forth in Exhibit E, L, M and N hereto and ; provided, however, the information provided pursuant to such reports shall be limited to that which is readily available to the Servicer and is mutually agreed to between the Servicer and the Master Servicer.  The format of this monthly reporting may be amended from time to time to the extent necessary to comply with applicable law.  In connection with prepayments in full, the Servicer will use its best efforts to deliver to the Master Servicer by the 15th calendar day of each month, but in no event later than the 17th day of each month, a monthly payoff remittance advice.

Such monthly remittance advice shall also be accompanied by a supplemental report provided to the Master Servicer, the Securities Administrator and the Seller that includes on an aggregate basis for the previous Due Period (i) the amount of claims filed on any LPMI Policy, (ii) the amount of any claim payments made on any LPMI Policy, (iii) the amount of claims denied or curtailed on any LPMI Policy and (iv) policies cancelled with respect to those Mortgage Loans covered by any LPMI Policy purchased by the Seller on behalf of the Trust Fund.

(b)

The Servicer shall prepare and file any and all usual and customary tax returns, information statements or other filings required to be delivered to any governmental taxing authority, the Securities Administrator or its designee pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.  In addition, the Servicer shall provide the Securities Administrator with such information concerning the Mortgage Loans as is necessary for such Securities Administrator to prepare federal income tax returns as the Securities Administrator may reasonably request from time to time.  Such obligation of the Servicer shall be deemed satisfied to the extent that substantially comparable information has been provided by the Servicer throughout the calendar year.

(c)

The Servicer shall promptly notify the Master Servicer and the Depositor (i) of any legal proceedings pending against the Servicer of the type described in Item 1117 (§ 229.1117) of Regulation AB and (ii) if the Servicer shall become (but only to the extent not previously disclosed to the Master Servicer and the Depositor) at any time an affiliate of any of the parties listed on Exhibit I to this Agreement.

For the purpose of satisfying the reporting obligations under the Exchange Act with respect to the issuance of asset-backed securities, the Servicer shall provide to the Master Servicer and the Depositor prompt written notice of the occurrence of any of the following:  any event of default under the terms of this Agreement; any merger, consolidation or sale of substantially all of the assets of the Servicer; the Servicer’s engagement of any Subservicer, Subcontractor or vendor to perform or assist in the performance of any of the Servicer’s obligations under this Agreement; any material litigation or governmental proceedings involving the Servicer, or, to the knowledge of Servicer (without any requirement of due inquiry), any Subservicer; and any affiliation or other relationship between the Servicer and other transaction parties.  The Servicer shall provide to the Depositor a description of such proceedings, affiliations or relationships.

As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any reconstitution agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Master Servicer, and the Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities

In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of the transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(i)

any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(ii)

material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

(iii)

information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

(d)

Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall provide to the Master Servicer and the Depositor notice of the occurrence of any material modifications, extensions or waivers of terms, fees, penalties or payments relating to the Mortgage Loans during the related Due Period.

Section 4.03.

Monthly Advances by Servicer.

On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution, or both, an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) that were due on the Mortgage Loans during the applicable Due Period and that were delinquent at the close of business on the immediately preceding Determination Date.  Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than remittances to the Master Servicer required to be made on such Remittance Date.  The Servicer shall keep appropriate records of such amounts and shall provide such records to the Master Servicer upon reasonable request.

The Servicer’s obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Mortgage Loan.

Section 4.04.

Due Dates Other Than the First of the Month.

Mortgage Loans having Due Dates other than the first day of a month shall be accounted for as described in this Section 4.04.  Any payment due on a day other than the first day of each month shall be considered due on the first day of the month following the month in which that payment is due as if such payment were due on the first day of said month.  For example, a payment due on January 15 shall be considered to be due on February 1 of said month.  Any payment collected on a Mortgage Loan after the Cut-off Date shall be deposited in the Custodial Account.  For Mortgage Loans with Due Dates on the first day of a month, deposits to the Custodial Account begin with the payment due on the first of the month following the Cut-off Date.

ARTICLE V.

SERVICING PROCEDURES

Section 5.01.

Transfers of Mortgaged Property.

The Servicer shall use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note.  When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause applicable thereto; provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy or LPMI Policy, if any.

If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the seller of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the seller of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.  If an assumption fee is collected by the Servicer for entering into an assumption agreement, such fee shall be retained by the Servicer as additional servicing compensation.  In connection with any such assumption, none of the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan or the outstanding principal amount of the Mortgage Loan shall be changed.

To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee that are used by the Servicer, or its affiliates with respect to underwriting mortgage loans of the same type as the Mortgage Loans.  If the credit of the proposed transferee does not meet such underwriting criteria, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

Notwithstanding the foregoing paragraphs of this Section 5.01 or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that the Servicer may be restricted by law from preventing, for any reason whatsoever.  For purposes of this Section 5.01, the term “assumption” is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 5.02.

Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall notify the Master Servicer in the Monthly Remittance Advice as provided in Section 4.02, and may request the release of any Mortgage Loan Documents from the Seller in accordance with this Section 5.02.  If such Mortgage Loan is a MERS Mortgage Loan, the Servicer is authorized to cause the removal from the registration on the MERS System of such Mortgage and to execute and deliver, on behalf of the Purchaser, any and all instruments of satisfaction or cancellation or of partial or full release.  No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account.

If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any rights the Seller, the Trustee or the Trust Fund may have under the mortgage instruments, the Servicer shall deposit into the Custodial Account the entire outstanding principal balance, plus all accrued interest on such Mortgage Loan, on the day preceding the Remittance Date in the month following the date of such release.  The Servicer shall maintain the Fidelity Bond and errors and omissions insurance policy as provided for in Section 3.13 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Neither the Master Servicer nor the Securities Administrator will be responsible for monitoring the MERS System or maintaining any registration of a Mortgage Loan thereon.

Section 5.03.

Servicing Compensation.

As consideration for servicing the Mortgage Loans subject to this Agreement, the Servicer shall retain the relevant Servicing Fee for each Mortgage Loan remaining subject to this Agreement during any month or part thereof.  Such Servicing Fee shall be payable monthly.  Additional servicing compensation in the form of Prepayment Penalties, assumption fees as provided in Section 5.01, and late payment charges or otherwise shall be retained by the Servicer and is not required to be deposited in the Custodial Account.  The obligation of the Seller to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds) of such Monthly Payment collected by the Servicer.  The aggregate Servicing Fees for any month with respect to the Mortgage Loans shall be reduced by the aggregate Prepayment Interest Shortfall Amount for such month.  The Servicer shall be entitled to recover any unpaid Servicing Fee, to the extent not remitted, out of Insurance Proceeds, Condemnation Proceeds, REO Disposition Proceeds or Liquidation Proceeds or other amounts on deposit in the Custodial Account, to the extent permitted in Section 3.04 and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.17.

The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 5.04.

Servicer Compliance Statement.

On or before March 1st of each calendar year, commencing in 2007, the Servicer shall deliver to the Master Servicer and the Depositor a Servicing Officer’s certificate in the form of Exhibit J hereto, addressed to the Master Servicer and the Depositor and signed by an authorized Servicing Officer, to the effect that (i) a review of the Servicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement during such period has been made under such Servicing Officer’s supervision, and (ii) to the best of such Servicing Officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 5.05.

Report on Assessment of Compliance and Attestation.

(a)

On or before March 1st of each calendar year, commencing in 2007, the Servicer shall:

(i)

deliver to the Master Servicer and the Depositor a report (in form and substance reasonably satisfactory to the Master Servicer and the Depositor) regarding the Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB.  Such report shall be addressed to the Master Servicer and the Depositor and signed by an authorized officer of the Servicer, and shall address all of the Servicing Criteria specified in Exhibit H;

(ii)

deliver to the Master Servicer and the Depositor a report of a registered public accounting firm reasonably acceptable to the Master Servicer and the Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act;

(iii)

cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Section 7.04(c) to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Master Servicer and the Depositor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (a) and (b) of this Section; and

(iv)

deliver, and cause each Subservicer and Subcontractor described in clause (iii) to provide, to the Master Servicer, the Depositor and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”)) on behalf of the Trust Fund with respect to the transaction relating to this Agreement a certification, signed by the appropriate officer of the Servicer, in the form attached hereto as Exhibit F.

The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.  Neither the Master Servicer nor the Depositor will request delivery of a certification under clause (a)(iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Trust Fund.

(b)

In the case of a Subservicer appointed subsequent to this Agreement, each assessment of compliance provided by a Subservicer pursuant to Section 5.05(a)(i) shall address all of the Servicing Criteria specified in Exhibit H hereto on or prior to the date of such appointment.  An assessment of compliance provided by a Subcontractor pursuant to Section 5.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 7.04.

Section 5.06.

Inspection.

The Servicer shall provide the Trustee, the Securities Administrator and the Master Servicer, upon reasonable advance notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations.  Upon request, the Servicer shall furnish to the Securities Administrator and the Master Servicer its most recent publicly available financial statements, copies of its current insurance policies related to this Agreement, a list of authorized officers, and such other information relating to its capacity to perform its obligations under this Agreement.

ARTICLE VI.

REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Section 6.01.

Representations, Warranties and Agreements of the Servicer.

The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Seller, the Master Servicer, the Depositor, the Securities Administrator and the Trustee, as of the Closing Date:

(a)

The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon the Servicer by any such state, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

(b)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

(c)

Neither the execution and delivery of this Agreement, the carrying out of the servicing responsibilities by the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer’s charter or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Servicer to service the Mortgage Loans, or impair the value of the Mortgage Loans;

(d)

The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(e)

There is no litigation, suit, proceeding or investigation pending or threatened against the Servicer, or any order or decree outstanding, that is reasonably likely to have a material adverse effect on the execution, delivery, performance or enforceability of this Agreement, or that is reasonably likely to have a material adverse effect on the financial condition of the Servicer;

(f)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or if required, such approval has been obtained prior to the Closing Date;

(g)

The Servicer is an approved seller/servicer of residential mortgage loans for Freddie Mac and HUD, with such facilities, procedures and personnel necessary for the sound servicing of such mortgage loans.  The Servicer is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws, and regulations, meets the minimum capital requirements, if applicable, set forth by the OCC, and is in good standing to sell mortgage loans to and service mortgage loans for Freddie Mac and no event has occurred which would make the Servicer unable to comply with eligibility requirements or which would require notification to Freddie Mac;

(h)

Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

(i)

The Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Seller; and

(j)

The Servicer has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories) on a monthly basis.

(k)

Except as disclosed in writing to the Seller, the Master Servicer, the Depositor, the Securities Administrator and the Trustee prior to the Closing Date:  (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the Closing Date; (v) there are no aspects of the Servicer’s financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement and (vi) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with any party listed on Exhibit I hereto of a type described in Item 1119 of Regulation AB.

(l)

The Servicer shall retain and act as custodian for, with regard to each Mortgage Loan, the Title Insurance Documents and the PMI Insurance Documents (if any).

Section 6.02.

Remedies for Breach of Representations and Warranties of the Servicer.

(a)

It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of the related Closing Date or Servicing Transfer Date, as applicable, hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Seller, Master Servicer, the Depositor, the Securities Administrator and the Trustee.  Upon discovery by either the Servicer, the Master Servicer, the Seller, the Depositor or the Securities Administrator of a breach of any of the foregoing representations and warranties that materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interests of the Master Servicer or the Trustee, the party discovering such breach shall give prompt written notice to the others.

(b)

Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 6.01 that materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Master Servicer’s option, assign the Servicer’s rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor servicer.  Such assignment shall be made in accordance with Sections 8.01 and 8.02.

(c)

If so requested by the Master Servicer or the Depositor on any date following the date on which information is first provided to the Master Servicer or the Depositor, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in Section 6.01(l) or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

(d)

In addition, the Servicer shall indemnify the Seller, the Master Servicer, the Securities Administrator and the Trustee (and each of their respective directors, officers, employees and agents) and the Trust Fund, and hold each of them harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer’s representations and warranties contained in Section 6.01.

(e)

Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Master Servicer, the Seller, the Depositor or the Securities Administrator to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Master Servicer for compliance with this Agreement.

Section 6.03.

Additional Indemnification by the Servicer.

(a)

The Servicer shall indemnify Lehman Brothers Holdings Inc., the Master Servicer, the Securities Administrator, each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act, each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties and the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)(A)

any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants’ letter or other material provided in written or electronic form under Section 4.02(c) or (d), 5.04, 5.05, 6.01, 6.03 or 7.04 by or on behalf of the Servicer, or provided under Section 4.02(c) or (d), 5.04, 5.05, 6.01, 6.03 or 7.04 by or on behalf of any Subservicer or Subcontractor (collectively, the “Servicer Information”), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; providing, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

(ii)

any breach by the Servicer of its obligations under this Section 6.03, including, any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required under Section 4.02(c) or (d), 5.04, 5.05, 6.01, 6.03 or 7.04, including any failure by the Servicer to identify pursuant to Section 7.04(c) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB;

(iii)

any breach by the Servicer of a representation or warranty set forth in Section 6.01(l) or in a writing furnished pursuant to Section 6.01(l) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 6.01(l) to the extent made as of a date subsequent to the Closing Date;

(iv)

any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required under this Agreement, including any report under Sections 5.04 or 5.05 or any failure by the Servicer to identify pursuant to Section 7.04(c) any Subcontractor that is a Participating Entity; or

(v)

the failure of the Servicer to perform its duties and service the Mortgage Loans in material compliance with the terms of this Agreement.

In the case of any failure of performance described in clause (a)(ii) of this Section 6.03, the Servicer shall promptly reimburse the Master Servicer, the Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to the transaction relating to this Agreement, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Servicer, any Subservicer or any Subcontractor.

This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

(b)

(i)

Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required under Section 4.02(c) or (d), 5.04, 5.05, 6.01, 6.03 or 7.04, or any breach by the Servicer of a representation or warranty set forth in Section 6.01(l) or in a writing furnished pursuant to Section 6.02(c) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 6.02(c) to the extent made as of a date subsequent to the Closing Date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable reconstitution agreement, and shall entitle the Master Servicer or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement without payment (notwithstanding anything in this Agreement) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

(ii)

Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Section 5.04 or 5.05, including (except as provided below) any failure by the Servicer to identify pursuant to Section 7.04(c) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered shall constitute an Event of Default with respect to the Servicer under this Agreement, and shall entitle the Master Servicer or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable reconstitution agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable reconstitution agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

Neither the Master Servicer nor the Depositor shall be entitled to terminate the rights and obligations of the Servicer pursuant to this subparagraph (b)(ii) if a failure of the Servicer to identify a Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

(iii)

The Servicer shall promptly reimburse the Master Servicer (or any designee of the Master Servicer) and the Depositor, as applicable, for all reasonable expenses incurred by the Master Servicer (or such designee) or the Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer.  The provisions of this paragraph shall not limit whatever rights the Master Servicer or the Depositor may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 6.04.

Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Holder of the related Residual Certificate, the Master Servicer, the Trustee, the Securities Administrator (and each of their respective directors, officers, employees and agents) and the Trust Fund against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Securities Administrator, the Master Servicer, the Depositor or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Servicer has relied.  The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate, the Master Servicer, the Trustee, the Depositor, the Securities Administrator and the Trust Fund now or hereafter existing at law or in equity or otherwise.  Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates) and (4) if actions taken by the Servicer are at, and in accordance with, the written request or written approval of the Master Servicer, the Trustee or the Securities Administrator.

Section 6.05.

Reporting Requirements of the Commission and Indemnification.

The Servicer, the Master Servicer and the Securities Administrator acknowledge and agree that the purpose of Sections 4.02(c) and (d), 5.04, 5.05, 6.01(l), 6.03 and 7.04 of this Agreement is to facilitate compliance by the Securities Administrator, the Master Servicer and the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.  Neither the Master Servicer nor the Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Master Servicer or the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection with the transaction relating to this Agreement, the Servicer shall cooperate fully with the Master Servicer to deliver to the Master Servicer (including any of its assignees or designees) and the Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Master Servicer or the Depositor to permit the Master Servicer or the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Master Servicer or the Depositor to be necessary in order to effect such compliance.

The Master Servicer (including any of its assignees or designees) shall cooperate with the Servicer by using reasonable efforts to provide timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Master Servicer’s reasonable judgment, to comply with Regulation AB.

ARTICLE VII.

THE SERVICER

Section 7.01.

Merger or Consolidation of the Servicer.

The Servicer shall keep in full effect its existence, rights and franchises as a national banking association, and shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000, and (ii) which is a Freddie Mac-approved servicer in good standing.

Section 7.02.

Limitation on Liability of the Servicer and Others.

Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Master Servicer, the Depositor, the Securities Administrator or the Trustee for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto.  In such event, the Servicer shall be entitled to reimbursement from the Trust Fund for the reasonable legal expenses and costs of such action.

Section 7.03.

Limitation on Resignation and Assignment by the Servicer.

This Agreement has been entered into with the Servicer in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof.  Therefore, except as expressly provided in this Section 7.03 and Sections 3.20, 7.01 and 7.04, the Servicer shall neither assign its rights under this Agreement or the servicing hereunder nor delegate its duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of the Seller, the Master Servicer, the Securities Administrator and the Trustee, which consent, in the case of an assignment of rights or delegation of duties, shall be granted or withheld in the discretion of the Seller, the Master Servicer, the Securities Administrator and the Trustee which consent, in the case of a sale or disposition of all or substantially all of the property or assets of the Servicer, shall not be unreasonably withheld by any of them, provided that in each case, there must be delivered to the Seller, the Master Servicer, the Securities Administrator and the Trustee a letter from each Rating Agency to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.  Notwithstanding the foregoing, the Servicer, without the consent of the Seller, the Master Servicer, the Securities Administrator or the Trustee may retain a Subservicer or Subcontractor to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions; provided that the retention of such Subservicers or Subcontractors by Servicer shall not limit the obligation of the Servicer to service the Mortgage Loans pursuant to the terms and conditions of this Agreement.

The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the Master Servicer, the Securities Administrator and the Trustee or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer.  Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Seller, the Master Servicer, the Securities Administrator and the Trustee, which Opinion of Counsel shall be in form and substance reasonably acceptable to each of them.  No such resignation shall become effective until a successor shall have assumed the Servicer’s responsibilities and obligations hereunder in the manner provided in Section 8.01.

Without in any way limiting the generality of this Section 7.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, except to the extent permitted by and in accordance with this Section 7.03 and Sections 7.01 and 7.04, without the prior written consent of the Seller, the Master Servicer, the Securities Administrator and the Trustee, then such parties shall have the right to terminate this Agreement upon notice given as set forth in Section 8.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

Section 7.04.

Subservicing Agreements and Successor Subservicer.

(a)

The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any reconstitution agreement unless the Servicer complies with the provisions of paragraph (b) of this Section 7.04 and the proposed Subservicer (i) is an institution that is an approved Fannie Mae or Freddie Mac Seller/Servicer as indicated in writing and (ii) represents and warrants that it is in compliance with the laws of each state as necessary to enable it to perform its obligations under such subservicing agreement.  The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any reconstitution agreement unless the Servicer complies with the provisions of paragraph (c) of this Section 7.04.

(b)

It shall not be necessary for the Servicer to seek the consent of the Master Servicer and the Depositor to the utilization of any Subservicer.  For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans immediately upon receipt by any Subservicer of such payments.  Each subservicing agreement shall provide that a successor Servicer shall have the option to terminate such agreement without payment of any fees if the predecessor Servicer is terminated or resigns.  The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) to comply with the provisions of this Section 7.04 and with Sections 4.02(c), 5.04, 5.05(a), 5.05(b) (and shall amend, with the consent of the parties hereto, Exhibit H to reflect such Subservicer’s assessment and attestation of compliance with the Servicing Criteria), 6.01(l) and 6.03 and Exhibit H of this Agreement to the same extent as if such Subservicer were the Servicer.  The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Master Servicer and the Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 5.04, any reports on assessment of compliance and attestation required to be delivered by such Subservicer under Section 5.05 and any certification required to be delivered under 5.05 to the Person that will be responsible for signing the Sarbanes Certification under Section 5.05 as and when required to be delivered hereunder.

(c)

It shall not be necessary for the Servicer to seek the consent of the Master Servicer and the Depositor to the utilization of any Subcontractor.  The Servicer shall promptly upon request provide the Master Servicer and the Depositor a written description (in form and substance satisfactory to the Master Servicer and the Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (A) the identity of each such Subcontractor, (B) which (if any) of such Subcontractors are Participating Entities, and (C) which elements of the servicing criteria set forth under Item 1122(d) of Regulation AB will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (B) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be a Participating Entity, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Master Servicer and the Depositor to comply with the provisions of Sections 4.02(c), 5.04, 5.05, 6.01(l) and 6.03 and Exhibit H of this Agreement to the same extent as if such Subcontractor were the Servicer.  The Servicer shall be responsible for obtaining from each Subcontractor and delivering to Master Servicer and the Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Sections 5.04 and 5.05, in each case as and when required to be delivered.

ARTICLE VIII.

TERMINATION

Section 8.01.

Termination for Cause.

(a)

Any of the following occurrences shall constitute an event of default (each, an “Event of Default”) on the part of the Servicer:

(i)

any failure by the Servicer to remit to the Master Servicer any payment required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer; or

(ii)

any failure by the Servicer to duly perform, within the required time period, its obligations to provide any certifications required pursuant to Sections 5.04 or 5.05 (including with respect to such certifications required to be provided by any Subservicer or Subcontractor pursuant to Section 7.04), except as provided below, which failure continues unremedied for a period of ten days from the date of delivery required with respect to such certification; or

(iii)

except with respect to those items listed in clause (ii) above, any failure by the Servicer to duly perform, within the required time period, its obligations to provide any other information, data or materials required to be provided hereunder pursuant to Sections 4.02(c), 4.02(d), 6.01(l) and 7.04 (except as provided below), including any items required to be included in any Exchange Act report; or

(iv)

failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement, or if any of the representations and warranties of the Servicer in Section 3.01 proves to be untrue in any material respect, which failure or breach continues unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser; or

(v)

the Servicer ceases to be (a) licensed to service first lien residential mortgage loans in each jurisdiction in which a Mortgaged Property is located and such licensing is required, and (b) qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Servicer’s ability to perform its obligations hereunder; or

(vi)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(vii)

the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(viii)

the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

(ix)

the Servicer ceases to be approved by Freddie Mac as a mortgage loan seller and servicer for more than 30 days; or

(x)

the Servicer attempts to assign the servicing of the Mortgage Loans or its right to servicing compensation hereunder or the Servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in a manner not permitted under this Agreement; or

(xi)

if (x) any of the Rating Agencies reduces or withdraws the rating of any of the Certificates due to a reason attributable to the Servicer (including the failure of the Servicer to deliver Retained Documents under Section 2.02 hereof) or (y) the Servicer’s residential primary servicer rating for servicing of subprime loans issued by any of the Rating Agencies is reduced to “below average” or withdrawn; or

(xii)

the Servicer fails to meet the eligibility criteria set forth in the second paragraph of Section 7.01.

In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Master Servicer or the Trustee may have at law or equity to damages, including injunctive relief and specific performance, the Master Servicer, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.  The rights and obligations of the Servicer pursuant to subparagraphs (a)(ii) and (iii) above shall not be terminated if a failure of the Servicer to identify a Subcontractor as a Participating Entity was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Master Servicer with the consent of the Trustee.  Upon written request from the Master Servicer, the Servicer shall prepare, execute and deliver to the successor entity designated by the Master Servicer any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer’s sole expense.  Additionally, upon written request from the Depositor, the Servicer shall deliver the Title Insurance Documents and PMI Insurance Documents to either the Custodian or the Trustee, as indicated by the Depositor in such written notice.  The Servicer shall cooperate with the Seller, the Master Servicer, the Trustee, the Securities Administrator and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

If any of the Mortgage Loans are MERS Mortgage Loans, in connection with the termination or resignation of the Servicer hereunder, either (i) the successor Servicer shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS or (ii) the predecessor Servicer shall cooperate with the successor Servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Purchaser and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS® System to the successor Servicer or (y) in causing MERS to designate on the MERS® System the successor Servicer as the servicer of such Mortgage Loan.

By a written notice, the Master Servicer, with the consent of the other parties, may waive any default by the Servicer in the performance of its obligations hereunder and its consequences.  Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 8.02.

Termination Without Cause.

This Agreement shall terminate upon: (i) the later of (a) the distribution of the final payment or Liquidation Proceeds on the last Mortgage Loan to the Master Servicer (or advances by the Servicer for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, or (ii) mutual consent of the Servicer, the Seller, the Master Servicer and the Securities Administrator in writing, provided such termination is also acceptable to the Rating Agencies or (iii) at the sole option of the Seller, without cause, upon 60 days written notice.  Any such notice of termination shall be in writing and delivered to the Trustee, the Master Servicer, the Securities Administrator and the Servicer by registered mail to the address set forth in Section 9.04 of this Agreement.  The Servicer shall comply with the termination procedures set forth in Sections 8.01, 8.02 and 9.01.

In the event the Seller terminates the Servicer without cause, the Seller shall be required to pay to the Servicer a termination fee in an amount equal to the product of (i) 0.50% and (ii) the outstanding principal balance of the terminated Mortgage Loans as of the date of such termination.

ARTICLE IX.

MISCELLANEOUS PROVISIONS

Section 9.01.

Successor to the Servicer.

Simultaneously with the termination of the Servicer’s responsibilities and duties under this Agreement (a) pursuant to Sections 6.02, 7.03, 8.01 or 8.02(ii), the Master Servicer shall (i) within 90 days of the Servicer’s notice of such termination, succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement; or (b) pursuant to a termination under Section 8.02(iii) or Section 8.04, the Seller shall appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement.  Any successor to the Servicer shall be subject to the approval of the Master Servicer.  Any approval of a successor servicer by the Master Servicer and, to the extent required by the Trust Agreement, the Trustee, shall, if the successor servicer is not at that time a servicer of other Mortgage Loans for the Trust Fund, be conditioned upon the receipt by the Master Servicer, the Seller, the Securities Administrator and the Trustee of a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.  In connection with such appointment and assumption, the Master Servicer or the Seller, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.  In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 9.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 6.01 and the remedies available to the Master Servicer, the Trustee, the Securities Administrator and the Seller under Sections 6.02, 6.03 and 6.04, it being understood and agreed that the provisions of such Sections 6.01, 6.02, 6.03 and 6.04 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.  Neither the Master Servicer, in its capacity as successor servicer, nor any other successor servicer shall be responsible for the lack of information and/or documents that are not transferred to it by the Servicer and that it cannot otherwise obtain through reasonable efforts.

Within a reasonable period of time, but in no event longer than 90 days following notice of termination pursuant to Section 8.02(iii) or 30 days following notice of termination pursuant to Sections 8.01 or 8.02(ii), the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer of any Mortgage Notes and the related documents.  The Servicer shall cooperate with the Trustee, the Master Servicer, the Securities Administrator or the Seller, as applicable, and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer, the Master Servicer, the Securities Administrator and the Seller an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 6.01 and provide for the same remedies set forth in Sections 6.02, 6.03 and 6.04 herein and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.02, 7.03, 8.01, 8.02 or 8.04 shall not affect any claims that the Seller, the Master Servicer, the Securities Administrator or the Trustee may have against the Servicer arising out of the Servicer’s actions or failure to act prior to any such termination or resignation.  In addition, in the event any successor servicer is appointed pursuant to Section 8.02(iii) of this Agreement, such successor servicer must satisfy the conditions relating to the transfer of servicing set forth in the Trust Agreement.

The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

Upon a successor’s acceptance of appointment as such, it shall notify the Trustee, the Seller, the Securities Administrator, the Master Servicer and the Depositor of such appointment in accordance with the procedures set forth in Section 9.04.

Section 9.02.

Costs.

The Servicer shall pay the legal fees and expenses of its attorneys.  Costs and expenses incurred in connection with the transfer of the servicing responsibilities, including fees for delivering Servicing Files, shall be paid by (i) the terminated or resigning servicer if such termination or resignation is a result of an occurrence of a termination event under Section 8.01, (ii) the Seller if such termination is pursuant to Section 8.02(iii) and (iii) in all other cases by the Trust Fund.  Subject to Section 2.03, the Seller, on behalf of the Depositor, shall pay the costs associated with the preparation, delivery and recording of Assignments of Mortgages by the Seller or the Seller’s designee.

Section 9.03.

Protection of Confidential Information.

The Servicer shall keep confidential and shall not divulge to any party, without the Seller’s prior written consent, any nonpublic information pertaining to the Mortgage Loans or any borrower thereunder, except to the extent that it is appropriate for the Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies.

Section 9.04.

Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other party by like notice):

(i)

if to the Seller:

Lehman Brothers Holdings Inc.
745 Seventh Avenue, 7th Floor
New York, New York 10010
Attention:

(ii)

if to the Servicer:

Taylor, Bean & Whitaker Mortgage Corp.

1417 North Magnolia Avenue

Ocala, Florida 34475

Attn:  Nathan J. Sands, Vice President of Loan

Administration

(iii)

if to the Master Servicer:

Wells Fargo Bank, N.A.

P.O. Box 98

Columbia, Maryland 21046

Attention:  Corporate Trust Group, TBW 2006-3

(or, in the case of overnight deliveries,

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone:  (410) 884-2000

Facsimile:  (410) 715-2380

(iv)

if to the Securities Administrator:

Wells Fargo Bank, N.A.

P.O. Box 98

Columbia, Maryland 21046

Attention:  Corporate Trust Group, TBW 2006-3

(or, in the case of overnight deliveries,

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone:  (410) 884-2000

Facsimile:  (410) 715-2380

(v)

if to the Trustee:

U.S. Bank National Association

EP-MN-WS3D

60 Livingston Avenue

St. Paul, MN 55107

Telephone:   (651) 495-3853

Facsimile:    (651) 495-8090

Attention:     Charles F. Pedersen

Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

Section 9.05.

Severability Clause.

Any part, provision, representation or warranty of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

Section 9.06.

No Personal Solicitation.

From and after the Closing Date, the Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Servicer’s behalf, to personally, by telephone or mail, solicit the borrower or obligor under any related Mortgage Loan to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Depositor.  Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Servicer or any affiliate of the Servicer that are directed to the general public at large, including without limitation mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 9.06.  Notwithstanding anything to the contrary, this Section 9.06 shall not prohibit the Servicer or its agents or affiliates from servicing the refinancing needs or other financial needs of a Mortgagor who without solicitation, contacts the Servicer or its agents or affiliates directly.

Section 9.07.

Counterparts.

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 9.08.

Place of Delivery and Governing Law.

This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Seller in the State of New York and shall be deemed to have been made in the State of New York.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.09.

Further Agreements.

The Seller and the Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 9.10.

Intention of the Parties.

It is the intention of the parties that the Seller is conveying, and the Servicer is receiving only a contract for servicing the Mortgage Loans.  Accordingly, the parties hereby acknowledge that the Trust Fund remains the sole and absolute owner of the Mortgage Loans (other than the servicing rights) and all rights related thereto.

Section 9.11.

Successors and Assigns; Assignment of Servicing Agreement.

This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer, the Seller and the Master Servicer and their respective successors and assigns.  This Agreement shall not be assigned, pledged or hypothecated by the Servicer to a third party except in accordance with Section 7.02.

Section 9.12.

Assignment by the Seller.

The Seller shall assign (exclusive of the Seller’s rights arising under Section 8.02 or the Servicer’s rights under Sections 8.02(iii) or 8.03), its rights under this Agreement to the Depositor, which in turn shall assign such rights to the Trustee, and the Trustee then shall succeed to all rights of the Seller under this Agreement; provided that, notwithstanding the foregoing, no obligations of the Seller under this Agreement are being assumed by the Trustee except as expressly provided herein, and then only to the extent such obligations can be satisfied from moneys available therefor under the Trust Agreement.

Section 9.13.

Amendment.

This Agreement may be amended from time to time by the Servicer and the Seller, with (i) the prior written consent and agreement signed by the Master Servicer, the Seller, the Trustee, the Securities Administrator and the Servicer, provided that the party requesting such amendment shall, at its own expense, provide the Trustee, the Master Servicer, the Securities Administrator and the Seller with an Opinion of Counsel that such amendment will not materially adversely affect the interest of the Certificateholders in the Mortgage Loans.  Any such amendment shall be deemed not to adversely affect in any material respect any the interest of the Certificateholders in the Mortgage Loans if the Trustee and the Securities Administrator receive written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce, qualify or withdraw the then current rating assigned to the Certificates (and any Opinion of Counsel received by the Trustee, the Master Servicer, the Securities Administrator and the Seller in connection with any such amendment may rely expressly on such confirmation as the basis therefor); provided, however, that this Agreement may be amended by the Servicer, the Seller, the Master Servicer and the Trustee from time to time without the delivery of an Opinion of Counsel described above to the extent necessary, in the judgment of the Seller and its counsel, to comply with any rules promulgated by the Commission and any interpretations thereof by the staff of the Commission.

Section 9.14.

Waivers.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

Section 9.15.

Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 9.16.

Intended Third Party Beneficiaries.

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Securities Administrator and the Depositor receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions.  The Servicer shall have the same obligations to the Securities Administrator, the Master Servicer and the Depositor as if they were parties to this Agreement, and the Securities Administrator, the Master Servicer and the Depositor shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement.  The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement.  Notwithstanding the foregoing, all rights of the Securities Administrator, the Master Servicer and the Depositor (other than the right to indemnification) and all rights and obligations of the Master Servicer hereunder (other than the right to indemnification) shall terminate upon the termination of the Trust Fund pursuant to the Trust Agreement.

A copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this Agreement shall be delivered to the Master Servicer by the date(s) specified herein, and where such documents are required to be addressed to any party, such addresses shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

Section 9.17.

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)

references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs,” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d)

a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)

the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(f)

the term “include” or “including” shall mean by reason of enumeration.

Section 9.18.

Reproduction of Documents.

This Agreement and all documents relating thereto, including without limitation (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

IN WITNESS WHEREOF, the Servicer, the Seller and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

LEHMAN BROTHERS HOLDINGS INC.,
as Seller

By:

        /s/ Michael Hitzmann
Name: Michael Hitzmann
Title:   Authorized Signatory

TAYLOR, BEAN & WHITAKER MORTGAGE CORP.,
as Servicer

By:       /s/ Paul R. Allen
Name: Paul R. Allen
Title:    CEO

WELLS FARGO BANK, N.A.,
as Master Servicer and as Securities Administrator

By:   /s/ Michael Pinzon
Name: Michael Pinzon
Title:    Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely as Trustee

By:

        s/ Charles F. Pedersen
Name: Charles F. Pedersen
Title:    Vice President

EXHIBIT A

MORTGAGE LOAN SCHEDULE

(Including Prepayment Penalty Schedule)

EXHIBIT B

CUSTODIAL ACCOUNT CERTIFICATION

_____________ __, ____

Taylor, Bean & Whitaker Mortgage Corp. hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 3.04 of the Securitization Servicing Agreement, dated as of June 1, 2006.

Title of Account:

“Taylor, Bean & Whitaker Mortgage Corp. in trust for U.S. Bank National Association, as Trustee for TBW Mortgage-Backed Trust, Series
2006-3.”

Account Number:

______________________.

Address of office or branch of the Servicer at which account is maintained:

Taylor, Bean & Whitaker Mortgage Corp.
Servicer

By:

Name:

Title:

Date:

EXHIBIT C

ESCROW ACCOUNT CERTIFICATION

_____________ ___, ____

Taylor, Bean & Whitaker Mortgage Corp. hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 3.06 of the Securitization Servicing Agreement, dated as of June 1, 2006.

Title of Account:

“Taylor, Bean & Whitaker Mortgage Corp. in trust for U.S. Bank National Association, as Trustee for TBW Mortgage-Backed Trust, Series
2006-3.”

Account Number:

______________________.

Address of office or branch of the Servicer at which account is maintained:

Taylor, Bean & Whitaker Mortgage Corp.
Servicer

By:

Name:

Title:

Date:

EXHIBIT D

TBW 2006-3 TRUST AGREEMENT

EXHIBIT E

FORM OF LOAN LOSS REPORT

Final Report Field Heading	Definition	Format
Servicer Cut Off Date	Reporting cycle cut off date	DATE(MM/DD/YYYY)
Servicer Loan Number	Individual number that uniquely identifies loan as defined by servicer.	VARCHAR2(15)
Investor Loan Number	Individual number that uniquely identifies loan as defined by Wells Fargo Master Servicing.	NUMBER(9)
Servicer Customer Number	Unique number assigned to each servicer	NUMBER(3)
Investor ID	Unique number assigned to a group of loans in the servicing system.	NUMBER (10,2)
Resolution Type	Description of the process to resolve the delinquency. Ex. Foreclosure, Short Sale, Third Party Sale, Deed In Lieu, etc.	VARCHAR2(15)
Resolution Date	Date the process described in Resolution Type was completed.	DATE(MM/DD/YYYY)
Liquidation Date	Date the loan was liquidated on the servicers servicing system.	DATE(MM/DD/YYYY)
REO Sale Date	Actual date that the sale of the REO property closed escrow.	DATE(MM/DD/YYYY)
Title Date	Date clear title was recorded.	DATE(MM/DD/YYYY)
MI Percent	Percent of coverage provided by the PMI company in the event of loss on a defaulted loan.	NUMBER(6,5)
First Legal Date	Actual date that foreclosure counsel filed the first legal action as defined by state statute.	DATE(MM/DD/YYYY)
Bankruptcy 1 Filing Date	Actual date the bankruptcy petition is filed with the court.	DATE(MM/DD/YYYY)
Bankruptcy 1 Relief Date	Actual date the Discharge, Dismissal or Relief Order is entered in the bankruptcy docket.	DATE(MM/DD/YYYY)
Bankruptcy 2 Filing Date	Actual date the bankruptcy petition is filed with the court.	DATE(MM/DD/YYYY)
Bankruptcy 2 Relief Date	Actual date the Discharge, Dismissal or Relief Order is entered in the bankruptcy docket.	DATE(MM/DD/YYYY)
Foreclosure Fees	Amount paid to the Foreclosure Attorney for performing his service.	NUMBER(10,2)
Foreclosure Costs	Amount incurred as part of the foreclosure process.	NUMBER(10,2)
Bankruptcy Costs	Amount incurred related to a bankruptcy filing involving the borrower or subject property.	NUMBER(10,2)
Eviction Costs	Amount incurred related to the eviction process.	NUMBER(10,2)
Appraisal Costs	Amount incurred to acquire a value for the subject property.	NUMBER(10,2)
Preservation Costs	Amount incurred to preserve and secure the property.	NUMBER(10,2)
Utility Costs	Amount incurred for utilities at the property.	NUMBER(10,2)
HOA Costs	Amount paid to the Home Owners Association to maintain the property dues.	NUMBER(10,2)
Other Costs	Amount of Miscellaneous Expenses incurred during the default process.	NUMBER(10,2)
Interest on Advances	Interest paid by HUD/VA or MI on the amounts advanced related to the liquidation of the property.	NUMBER(10,2)
Hazard Refunds	Amount of refunds of Hazard Premiums paid.	NUMBER(10,2)
Real Estate Taxes	Amount of any taxes paid during the default process.	NUMBER(10,2)
Hazard Premiums	Amount paid for Hazard Insurance on the property held as collateral for the mortgage.	NUMBER(10,2)
MI Premiums	Amount paid for Mortgage Insurance related to the mortgage loan.	NUMBER(10,2)
Other Escrow	Miscellaneous Expenses incurred from the escrow account during the default process.	NUMBER(10,2)
Sales Proceeds	Funds received in connection with the sale of the property held as collateral for the mortgage loan (Positive Number).	NUMBER(10,2)
Initial Claim Proceeds	Funds received in connection with the conveyance of the property to the insuring agency (Positive Number).	NUMBER(10,2)
Final Claim Proceeds	Claim funds received from the insuring agency (HUD/VA).	NUMBER(10,2)
Other Proceeds	Miscellaneous funds received in connection with the property held as collateral for the mortgage loan (Positive Number).	NUMBER(10,2)
Escrow Balance	Any positive balance remaining in the escrow account.	NUMBER(10,2)
Replacement Reserve Bal	Amount of funds held in the Replacement Reserve account (Positive Number).	NUMBER(10,2)
Restricted Escrow Bal	Amount of funds held in the Restricted Escrow account.	NUMBER(10,2)
Suspense Balance	Amount of funds held in the Suspense account (Positive Number).	NUMBER(10,2)
Servicer Retained Loss

The total amount of the Gross Final Actual (Loss)/Gain the servicer will take, due to Interest/Expense Curtailments by HUD/VA (This would include Advances not claimed to HUD/VA or MI due to servicer error) (Positive Number).

NUMBER(10,2)

EXHIBIT F

FORM OF ANNUAL CERTIFICATION

Re:

The Securitization Servicing Agreement dated as of June 1, 2006 (the “Agreement”), by and among Lehman Brothers Holding Inc, Taylor, Bean & Whitaker Mortgage Corp., as servicer (the “Servicer”), Wells Fargo Bank, N.A. (the “Master Servicer” and the “Securities Administrator”) and U.S. Bank National Association, as Trustee (the “Trustee”).

I,  [identify the certifying individual], the [title] of the Servicer, certify to the Master Servicer and Structured Asset Securities Corp. (the “Depositor”), and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to any of the Depositor and the Master Servicer pursuant to the Agreement (collectively, the “Servicer Servicing Information”);

(2)

Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

(3)

Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the Depositor and the Master Servicer;

(4)

I am responsible for reviewing the activities performed by the Servicer as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Depositor and the Master Servicer.  Any material instances of noncompliance described in such reports have been disclosed to the Depositor and the Master Servicer.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

_________________________

By:      ________________________________
Name:
Title:

EXHIBIT G

[RESERVED]

EXHIBIT H

SERVICING CRITERIA TO BE ADDRESSED IN REPORT ON

ASSESSMENT OF COMPLIANCE

The Servicer shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”, as identified by a mark in the column titled “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

EXHIBIT I

TRANSACTION PARTIES

Trustee:  U.S. Bank National Association

Securities Administrator:  Wells Fargo Bank, N.A.

Master Servicer:  Wells Fargo Bank, N.A.

PMI Insurer(s):

Servicer:  Taylor, Bean & Whitaker Mortgage Corp.

Originator:  Taylor, Bean & Whitaker Mortgage Corp.

Custodian:  Colonial Bank, N.A.

Seller:  Lehman Brothers Holdings Inc.

EXHIBIT J

FORM OF ANNUAL OFFICER’S CERTIFICATE

Via Overnight Delivery

[DATE]

To:

Wells Fargo Bank, N.A.

P.O. Box 98

Columbia, Maryland 21046

Attention:  Corporate Trust Services

(SASCO 2006-TBW1)

RE:

Annual officer’s certificate delivered pursuant to Section 5.05 of that certain securitization servicing agreement, dated as of June 1, 2006 (the “Agreement”), by and among Lehman Brothers Holdings Inc., DLJ Mortgage Capital, Inc., Taylor, Bean & Whitaker Mortgage Corp., as servicer (the “Servicer”) and Wells Fargo Bank, N.A., as master servicer and securities administrator, and U.S. Bank National Association, as Trustee, relating to the issuance of the Structured Asset Securities Corporation Mortgage-Backed Pass-Through Certificates, Series 2006-TBW1

[_______], the undersigned, a duly authorized [_______] of [the Servicer][Name of Subservicer], does hereby certify the following for the [calendar year][identify other period] ending on December 31, 20[__]:

1.

A review of the activities of the Servicer during the preceding calendar year (or portion thereof) and of its performance under the Agreement for such period has been made under my supervision.

2.

To the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout such year (or applicable portion thereof), or, if there has been a failure to fulfill any such obligation in any material respect, I have specifically identified to the Master Servicer, the Depositor and the Securities Administrator each such failure known to me and the nature and status thereof, including the steps being taken by the Servicer to remedy such default.

Certified By:

______________________________

Name:

Title:

EXHIBIT K

CONTENTS OF SERVICING FILE

With respect to each Mortgage Loan, the Servicing File shall include each of the following items, which shall be available for inspection by the Purchaser:

1.

Mortgage Loan closing statement (Form HUD-1) and any other truth-in-lending or real estate settlement procedure forms required by law.

2.

Residential loan application.

3.

Uniform underwriter and transmittal summary.

4.

Credit report on the mortgagor.

5.

Business credit report, if applicable.

6.

Residential appraisal report and attachments thereto.

7.

Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program, all in accordance with the Underwriting Standards.

8.

Verification of acceptable evidence of source and amount of down payment, in accordance with Underwriting Standards.

9.

Photograph of the Mortgaged Property (may be part of appraisal).

10.

Survey of the Mortgaged Property, if any.

11.

Sales contract, if applicable.

12.

If available, termite report, structural engineer’s report, water potability and septic certification.

13.

Any original security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

14.

Any ground lease, including all amendments, modifications and supplements thereto.

15.

Any other document required to service the Mortgage Loans.

EXHIBIT  L

CALCULATION OF REALIZED LOSS/GAIN FORM 332– INSTRUCTION SHEET

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

 *  For escrow advances - complete payment history

    (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*  Unusual or extraordinary items may require further documentation.

13.

The total of lines 1 through 12.

(a)

Credits:

14-21.

Complete as applicable.  Required documentation:

* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

   Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.

The total of lines 14 through 21.

Please Note:

For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type:  REO Sale

 3rd Party Sale

Short Sale

Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown

Yes

    No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes (see page 2)

 ________________

(5)

(6)

Property Maintenance

________________

(6)

(7)

MI/Hazard Insurance Premiums (see page 2)

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

 ________________

(12)

Cash for Keys__________________________

 ________________

(12)

HOA/Condo Fees_______________________

 ________________

(12)

______________________________________

 ________________

(12)

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance / Gov’t Insurance

________________

(18a) HUD Part A

________________           (18b) HUD Part B

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

________________

(21)

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

EXHIBIT M

STANDARD FILE LAYOUT – DELINQUENCY REPORTING

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•

ASUM-

Approved Assumption

•

BAP-

Borrower Assistance Program

•

CO-

   Charge Off

•

DIL-

   Deed-in-Lieu

•

FFA-

   Formal Forbearance Agreement

•

MOD-

   Loan Modification

•

PRE-

   Pre-Sale

•

SS-

   Short Sale

•

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•

Mortgagor

•

Tenant

•

Unknown

•

Vacant

The Property Condition field should show the last reported condition of the property as follows:

•

Damaged

•

Excellent

•

Fair

•

Gone

•

Good

•

Poor

•

Special Hazard

•

Unknown

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

EXHIBIT N

STANDARD FILE LAYOUT – MASTER SERVICING

Standard File Layout - Master Servicing
Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11